SECOND AMENDMENT
TO THE
HUMANA INC. DEFERRED COMPENSATION PLAN
Effective Date: January 1, 2026
This Second Amendment to the Humana Inc. Deferred Compensation Plan (the “Plan”) is adopted by Humana Inc. (the “Company”) pursuant to Article VIII of the Plan.
RECITALS
WHEREAS, the Company maintains the Plan for the benefit of certain key employees; and

WHEREAS, the Company desires to amend the Plan on a prospective basis, effective January 1, 2026, to revise certain provisions related to deferral elections and distributions; and

WHEREAS, all deferrals made prior to January 1, 2026, shall continue to be governed by the provisions of the Plan as in effect prior to this Amendment.

AMENDMENTS
1.Amendment to Definition of Payment Commencement Date
Section 2.1(19) is hereby amended to read in its entirety as follows:
(19) Payment Commencement Date: With respect to any Deferral Election, the applicable payment commencement date set forth in Section 4.1.
2.    Amendment to Section 4.1 – Deferral Election
Section 4.1 is hereby amended to read in its entirety as follows:
4.1 Deferral Election. Each Participant may elect to have the payment of up to 80% of his or her Incentive Compensation for a Plan Year deferred pursuant to the Plan; provided, that such amount must be equal to or greater than 15% of the Participant’s Incentive Compensation. Deferral Elections shall be made only in percentage terms and not in dollar amounts. Each Deferral Election shall be made on a deferral election form to be provided by the Company and shall specify (i) the Deferral Percentage, (ii) the Deferral Period, and (iii) the Distribution Method. For purposes of the Plan, “Deferral Period,” with respect to any Deferral Election, shall mean the period commencing on the Allocation Date and ending, at the election of the Participant, on (A) the date of the Participant’s Separation from Service, (B) July 1 of a specified year designated by the Participant in his or her Deferral Election, or (C) the earlier of (A) or (B). The Payment Commencement Date for a Participant’s separation payment under (A) is July 1 of the calendar year next following the year of the Participant’s Separation from Service. The Payment Commencement Date for a fixed date election under (B) is July 1 of the designated calendar year.

3.    Amendment to Section 6.2 – Distribution Method
Section 6.2 is hereby amended to read in its entirety as follows:
6.2 Distribution Method. Distribution of amounts credited to a Participant’s Account shall be made in accordance with the Distribution Method elected by the Participant in the applicable Deferral Election. For purposes of the Plan, “Distribution Method” shall mean, with respect to payments of amounts credited to a Participant’s Account pursuant to a Deferral Election, either (i) a lump sum payment on the Payment Commencement Date or (ii) a number of annual installments not exceeding 10 specified by the Participant in his or her Deferral Election, with (A) the first installment to be paid on the Payment Commencement Date for the applicable payment date or event described in Section 4.1 and (B) installments subsequent to the first installment to be paid on July 1 each year thereafter. If the amount payable under a Deferral Election is less than $100,000, the Distribution Method for that Deferral Election shall be a lump sum.
4.    Amendment to Schedule A
Schedule A is deleted in its entirely and replaced by the attached Schedule A.

Except as specifically amended above, the Plan remains unchanged and, as amended above remains in full force and effect.

IN WITNESS WHEREOF, the undersigned, being duly authorized, has caused this Amendment to be executed on behalf of the Company as of the Effective Date first written above.

HUMANA INC.

By:      Joseph C. Ventura             (Print Name)
Its:     Chief Legal Officer             (Title)
Date:     January 1, 2026

/s/ Joseph C. Ventura             (Signature)

Schedule A
Participating Subsidiaries
American Dental Plan of North Carolina, Inc.
American Dental Providers of Arkansas, Inc.
American Tax Credit Corporate Georgia Fund III, L.L.C.
Availity, L.L.C.
CAC - Florida Medical Centers, LLC
CareNetwork, Inc.
CarePlus Health Plans, Inc.
Cariten Health Plan Inc.
Cariten Insurance Company
CenterWell Pharmacy, Inc. (formerly Humana Pharmacy, Inc.)
CHA HMO, Inc.
CHA Service Company
CompBenefits Company
CompBenefits Corporation
CompBenefits Dental, Inc.
CompBenefits Direct, Inc.
CompBenefits Insurance Company
CompBenefits of Alabama, Inc.
CompBenefits of Georgia, Inc.
Corphealth Provider Link, Inc.
Corphealth, Inc.
CPHP Holdings, Inc.
DefenseWeb Technologies, Inc.
Dental Care Plus Management, Corp.
DentiCare, Inc.
Emphesys Insurance Company
Emphesys, Inc.
Green Ribbon Health, L.L.C.

Gentiva Health Services (USA) LLC
Health Value Management, Inc.
Healthcare E-Commerce Initiative, Inc.
HUM INT, LLC HUM-e-FL, Inc.
HUM-Holdings International, Inc.
Humana Active Outlook, Inc.
Humana AdvantageCare Plan, Inc.
Humana Benefit Plan of Illinois, Inc.
Humana Dental Company
Humana Employers Health Plan of Georgia, Inc.
Humana Europe, Ltd.
Humana Government Network Services, Inc.
Humana Health Benefit Plan of Louisiana, Inc.
Humana Health Insurance Company of Florida, Inc.
Humana Health Plan Interests, Inc.
Humana Health Plan of California, Inc.
Humana Health Plan of Ohio, Inc.
Humana Health Plan of Texas, Inc.
Humana Health Plan, Inc.
Humana Health Plans of Puerto Rico, Inc.
Humana Innovation Enterprises, Inc.
Humana Insurance Company
Humana Insurance Company of Kentucky
Humana Insurance Company of New York
Humana Insurance of Puerto Rico, Inc.
Humana MarketPOINT of Puerto Rico, Inc.
Humana MarketPOINT, Inc
Humana Medical Plan of Michigan, Inc.
Humana Medical Plan of Utah, Inc.
Humana Medical Plan, Inc.

Humana Military Dental Services, Inc.
Humana Military Healthcare Services, Inc.
Humana Pharmacy Solutions, Inc.
Humana Veterans Healthcare Services, Inc.
Humana WellWorks LLC
Humana Wisconsin Health Organization Insurance Corporation
HumanaCares, Inc.
HumanaDental Insurance Company
HumanaDental, Inc.
Humco, Inc.
Hummingbird Coaching Systems LLC
Independent Care Health Plan
INFOCUS Technology, Inc.
Kanawha HealthCare Solutions, Inc.
Kanawha Insurance Company
KMG America Corporation
Managed Care Indemnity, Inc.
PHP Companies, Inc.
Preferred Health Partnership of Tennessee, Inc.
Preferred Health Partnership, Inc.
Preservation on Main, Inc.
Sensei, Inc. Texas Dental Plans, Inc.
The Dental Concern, Inc.
The Dental Concern, Ltd.
516-526 West Main Street Condominium Council of Co-Owners, Inc.